SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between BYRON PREISS MULTIMEDIA COMPANY, INC., a New York corporation, with headquarters located at 24 W. 25th St., New York, NY 10010 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or
Section 4(2) of the 1933 Act; and

     WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 6% Convertible Debentures (the "Debentures"), of the Company which which will be convertible into shares of Common Stock, $.001 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of the such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock (the "Warrant Shares"), and subject to acceptance of this Agreement by the Company;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

          a. Purchase; Certain Definitions. (i) The undersigned hereby agrees to purchase from the Company the Debentures in the principal amount set forth on the signature page of this Agreement (the "Initial Debentures"), out of a total offering of $2,800,000 of such Debentures, and having the terms and conditions and being in the form attached hereto as Annex I. The purchase price for the Initial Debentures shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

          (ii)  As  used  herein,   the  term  "Debentures"  means  the  Initial
     Debentures and the Additional Debentures (as defined below), unless the context otherwise requires.

          (iii) As used herein, the term "Securities" means the Debentures, the Warrants

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     and the Common Stock  issuable  upon  conversion  of the  Debentures or the exercise of the Warrants.

          b. Form of Payment. The Buyer shall pay the purchase price for the Initial Debenture by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex II (the "Joint Escrow Instructions"). No later than the Closing Date or each Additional Closing Date (as those terms are defined below), as the case may be, but in any event promptly following payment by the Buyer to the Escrow Agent of the purchase price of the relevant Debentures, the Company shall deliver the relevant Debentures duly executed on behalf of the Company to the Escrow Agent. By signing this Agreement, the Buyer and the Company, and subject to acceptance by the Escrow Agent, each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

          c. Method of Payment. Payment into escrow of the purchase price for the Initial Debentures shall be made by wire transfer of funds to:

             Bank of New York
             350 Fifth Avenue
             New York, New York 10001

             ABA# 021000018
             For credit to the account of Krieger & Prager, Esqs.
             Account No.: 637 - 1657450

     Not later than 1:00 p.m., New York time, on the date which is two (2) New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Initial Debentures, in currently available funds. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

          d. Escrow Property. The purchase price and the Debentures delivered to the Escrow Agent as contemplated by Sections 1(b) and (c) hereof are referred to as the "Escrow Property."

     2.  BUYER  REPRESENTATIONS,   WARRANTIES,   ETC.;  ACCESS  TO  INFORMATION;
INDEPENDENT INVESTIGATION.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

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

          a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as that term is defined in the Registration Rights Agreement defined below), the Buyer is purchasing the Debentures and the Warrants and will be acquiring the shares of Common Stock issuable upon conversion of the Debentures (the "Converted Shares") and the Warrant Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

          b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

          c. All subsequent offers and sales of the Debenture and the shares of Common Stock representing the Converted Shares and the Warrant Shares (such Common Stock sometimes referred to as the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

          d. The Buyer understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures.

          e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and the offer of the Shares which have been requested by the Buyer, including Annex V hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K SB for the fiscal year ended December 31, 1996, (2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and (3) Forms 8-K, dated February 5, 1997, April 4, 1997, November 3, 1997 and November 18, 1997 (the "Company's SEC Documents").

          f. The Buyer understands that its investment in the Securities involves a high degree of risk.

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

          g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

          h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          i. Notwithstanding the provisions hereof or of the Debenture, in no event (except (i) with respect to an automatic conversion, if any, of a Debenture as provided in the Debentures and (ii) if the Company is in default under any Debenture or any of the Transaction Agreements, as defined below) shall the holder be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso.

     3. COMPANY REPRESENTATIONS, ETC.

     The Company represents and warrants to the Buyer that:

          a. Concerning the Debentures and the Shares. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Debentures, the Warrants or the Shares.

          b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on The

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

     NASDAQ/SmallCap Market and The Boston Stock Exchange. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

          c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debenture and to issue the Warrant Shares. The Converted Shares and the Warrant Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debenture or upon exercise of the Warrants, each in accordance with its respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

          d. Securities Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

          e. Non-contravention. Except as provided in Annex V hereto, the execution and delivery of this Agreement and the Registration Rights
     Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debenture do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company's listing agreement for its Common Stock, except such conflict, breach or default which would not have a material adverse effect on the Company or on the transactions contemplated herein.

          f. Approvals. Except as provided in Annex V hereto, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

          g. SEC Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except as set forth on Annex V hereto, the Company has since September 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the SEC.

          h. Absence of Certain Changes. Since January 1, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in Annex V or in the Company's SEC Documents. Since January 1, 1997, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices;
     (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

          i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement or any of the agreements contemplated hereby (collectively, including this Agreement, the "Transaction Agreements").

          j. Absence of Litigation. Except as set forth in Annex V hereto, and in the Company's SEC Documents, which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, or results of operation of the Company and its subsidiaries taken as a whole or the transactions contemplated by any of the Transaction Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

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

          k. Absence of Events of Default. Except as set forth in Annex V hereto and Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

          l.  Prior  Issues.  Except as set forth in Annex V,  during the twelve
     (12) months preceding the date hereof, the Company has not issued any convertible securities. The presently outstanding unconverted principal amount of each such issuance as at November 25, 1997 are set forth in Annex V.

          m. No Undisclosed Liabilities or Events. Except as set forth in Annex V hereto, the Company has no liabilities or obligations other than those disclosed in the Company's SEC Documents or those incurred in the ordinary course of the Company's business since January 1, 1997, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), or results of operations of the Company. No event or circumstances has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

          n. No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

          o. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since September 1, 1996, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Rule 506 of Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

          p. Dilution. The number of Shares issuable upon conversion of the Debentures and the exercise of the Warrants may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that


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

     its obligation to issue the Shares upon conversion of the Debentures and upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company and opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures and the Warrants, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

        THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE
        REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

     d. Filings. The Company undertakes and agrees to make all necessary


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

filings in connection with the sale of the Debentures to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

     e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to continue the listing and trading of its Common Stock on The NASDAQ SmallCap Market and will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or The NASDAQ SmallCap Market.

     f. Use of Proceeds. The Company will use the proceeds from the sale of the Debenture (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Debentures) for internal working capital purposes and for acquisitions of independent third parties, and shall not, directly or indirectly, use such proceeds for any loan to or in any other corporation, partnership, enterprise or other person, for redemption of any previously issued securities of the Company or for investment in or repayment of any obligation to any corporation, partnership, enterprise or other person affiliated with the Company immediately prior to the execution and delivery of this Agreement.

     g. Future Purchases. (i) The Company unconditionally and irrevocably agrees, at the option of the Buyer, to issue up to an additional $1,500,000 principal amount of Debentures (the "Additional Debentures") in one tranche (the "Additional Tranche"), on the terms and subject to the conditions hereinafter provided.

     (ii) The closing for the Additional Tranche shall occur on a date (the "Additional Closing Date"), which date shall not be later than the forty-five
(45) days after the Effective Date (as defined below) or as otherwise mutually agreed upon by the Company and the Buyer. The closing of the Additional Tranche shall be conducted upon the same terms and conditions as those applicable to the Initial Debentures.

     (iii) On the Additional Closing Date, (A) the Registration Statement required to be filed under the Registration Rights Agreement shall continue to be effective, (B) the representations and warranties of the Company contained in
Section 3 hereof shall be true and correct in all material respects (and the Company's issuance of the Additional Debenture shall constitute the Company's making each such representation and warranty as of such date), and (C) the Market Price of the Common Stock (as defined below) for the five (5) trading days immediately preceding the Additional Closing Date shall exceed $2.30 per share, (D) the dollar volume for trading for the Common Stock for each of the ten (10) trading days preceding the Additional Closing Date shall have equaled or exceeded $120,000.00, and (E) there shall have been no material adverse changes (financial or otherwise) in the business or conditions of the Company from the Closing Date through and including the Additional Closing Date (and the Company's issuance of the Additional Debentures shall constitute the Company's making such representation and warranty as of such date).

     (iv) The term "Market Price of the Common Stock" means, the closing bid price of the Common Stock as reported, at the option of the Buyer, by Bloomberg, LP or the National Association of Securities Dealers.

     h. Certain Agreements. (i) The Company covenants and agrees that it will not, without the prior written consent of the Buyer, enter into any subsequent or further offer or sale of Common Stock or securities convertible into Common Stock with any third party until the date which is the later of (i) one hundred eighty (180) days after the Closing Date or (ii) sixty (60) days after the Additional Closing Date.

     (ii) The provisions of subparagraph (h)(i) will not apply to (x) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition, (y) the exchange of the capital stock for assets, stock or other joint venture interests, or (z) the issuance of securities specified in item 4(h) of Annex V hereto; provided, however, that any action contemplated under clauses (x) and (y) of this subparagraph (h)(ii) is subject to the condition that registration rights, if any, in connection with such action shall not require the filing of a Registration Statement in respect of such stock prior to sixty (60) days after the Effective Date.

     (iii)  The  term   "Effective   Date"  means  the  effective  date  of  the
Registration Statement covering the Registrable Securities (as defined in the Registration Rights Agreement).

     i. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield one hundred fifty percent (150%) of the number of shares of Common Stock issuable (i) at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debenture and (ii)upon exercise as may be required to satisfy the exercise rights of the Buyer pursuant to the terms and conditions of the Warrants

     j. Warrants. The Company agrees to issue to the Buyer on each of the Closing Date and the Additional Closing Date transferable, divisible warrants with cashless exercise rights (the "Warrants") for the purchase of 100,000 shares of Common Stock for each $1,000,000 principal amount of the Debentures funded on such date (pro rata for amounts less than $1,000,000) . The Warrants shall bear an exercise price equal to a percentage of the closing bid price of the Common Stock on the Closing Date in accordance with the following schedule:

                                                  At Price (as Percentage of
      Amount of Warrants Exercisable            Closing Date Closing Bid Price)
      ------------------------------            -------------------------------

           25% of the Warrants                               100%
           25% of the Warrants                               115%
           25% of the Warrants                               120%
           25% of the Warrants                               135%

The Warrants shall be exercisable immediately and for a period of five (5) years thereafter and shall be in the form annexed hereto as Annex VI, together with registration rights as provided in the Registration Rights Agreement.

     k. Limitation on Issuance of Shares. The Company may be limited in the number of shares of Common Stock it may issue by the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded ("Cap Regulations"). Without limiting the other provisions thereof, the Debentures shall provide that (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and (ii) if, despite taking such steps, the Company still can not issue such shares of Common Stock without violating the Cap Regulations, the holder of a Debenture which can not be converted as result of the Cap Regulations (each such share, an "Unconverted Debenture") shall have the option, exercisable in such holders' sole and absolute discretion, to elect either of the following remedies:

          (x) require the Company to issue shares of Common Stock in accordance with such holder's notice of conversion at a conversion purchase price equal to the average of the closing bid price per share of Common Stock for any five (5) consecutive trading days (subject to certain equitable adjustments for certain events occurring during such period) during the sixty
     (60) trading days immediately preceding the date of notice of conversion; or

          (y) require the Company to redeem each Unconverted Debenture for an amount (the "Redemption Amount") equal to:


                  V                    x                 M
                -----
                 CP

     where:

          "V" means the principal of an Unconverted Debenture plus any accrued but unpaid interest thereon;

          "CP" means the conversion price in effect on the date of redemption (the "Redemption Date") specified in the notice from the holder of the Unconverted Debentures electing this remedy; and

          "M" means the highest closing bid price per share of the Common Stock during the period beginning on the Redemption Date and ending on the date of payment of the Redemption Amount.

The Debentures shall contain provisions substantially consistent with the above terms, with such additional provisions as may be consented to by the Buyer. The provisions of this paragraph are not intended to limit the scope of the provisions otherwise included in the Debentures.

     l. Hedging Transactions. The Company understands that the Buyer may be a so-called "hedge" fund, and the Company hereby expressly agrees that the Buyer shall not in any way be prohibited or restricted from any purchases or sales of any securities or other instruments of, or related to, the Company or any of its securities, including, but not necessarily limited to, puts, calls, futures contracts, short sales and hedging and arbitrage transactions. The Buyer acknowledges that such purchases, sales and other transactions may be subject to various federal and state securities laws and agrees to comply with all such applicable securities laws.

     5. TRANSFER AGENT INSTRUCTIONS.

     Promptly following the delivery by the Buyer of the aggregate purchase price for the Initial Debentures in accordance with Section 1(c) hereof, the Company will irrevocably instruct its transfer agent to issue Common Stock from time to time upon conversion of the Debentures in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Debenture. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Converted Shares or the Warrant Shares, as the case may be, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Buyer.

     c. (i) The Company will permit the Buyer to exercise its right to convert the

Debenture by telecopying an executed and completed Notice of Conversion to the Company and delivering within five (5) business days thereafter, the original Notice of Conversion and the Debentures being converted to the Company by express courier, with a copy to the transfer agent.

     (ii) The term "Conversion Date" means, with respect to any conversion elected by the holder of the Debentures, the date specified in the Notice of Conversion, provided the copy of the Notice of Conversion is telecopied to or otherwise delivered to the Company in accordance with the provisions hereof so that is received by the Company on or before such specified date. The Conversion Date for the mandatory conversion at maturity shall be the Maturity Date of the Debenture.

     (iii) The Company will transmit the certificates representing the Converted Shares issuable upon conversion of any Debentures (together with Debentures not being so converted) to the Buyer via express courier, by electronic transfer or otherwise, within three (3) business days after receipt by the Company of the original Notice of Conversion and the Debentures being converted (the "Delivery Date").

     d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from Delivery Date:

                                      Late Payment For Each $10,000
                                      of Debenture Principal
      No. Business Days Late          Amount Being Converted
      ----------------------          -----------------------------

               1                               $100
               2                               $200
               3                               $300
               4                               $400
               5                               $500
               6                               $600
               7                               $700
               8                               $800
               9                               $900
               10                              $1,000
               >10                             $1,000 +$200 for each Business
                                               Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver the Common Stock to the Buyer. Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) business days after the Delivery Date, the Buyer will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     e. If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of a Debenture and after such Delivery Date, the holder of the Debenture being converted (a "Converting Holder") purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Company shall pay to the Converting Holder, in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

     f. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Buyer and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Buyer thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Buyer by crediting the account of Buyer's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

     6. DELIVERY INSTRUCTIONS.

     The Initial Debenture or the Additional Debenture, as the case may be, shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof, on a delivery against payment basis, no later than on the Closing Date and on the Additional Closing Date, respectively.

     7. CLOSING DATE.

     (i) The closing of the issuance and sale of the Initial Debenture shall occur on the date (the "Closing Date") which is the first NYSE trading day after the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9 hereof or such other date and time as is mutually agreed upon by the Company and the Buyer. The date of the Additional Closing Date shall be the date specified by either party upon at least five (5) business days' advance notice to the other party; provided, however, that it shall be a condition of the Additional Closing Date that (i) the conditions of Section 4(g) be satisfied, and (ii) each of the conditions contemplated by Sections 8 and 9 hereof shall have been satisfied or waived on or before such date.

     (ii) Each closing of the purchase and issuance of Debenture shall occur on the Closing Date or the Additional Closing Date, as the case may be, at the offices of the Escrow Agent and shall take place no later than 12:00 Noon, New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.

     (iii) Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Property only upon satisfaction of the conditions set forth in Sections 8 and 9 hereof.

     8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Buyer understands that the Company's obligation to sell the Debentures to the Buyer pursuant to this Agreement on the Closing Date and on the Additional Closing Date is conditioned upon:

          a. The execution and delivery of this Agreement by the Buyer;

          b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the relevant Debentures in accordance with this Agreement;

          c. The accuracy on the Closing Date or the Additional Closing Date, as the case may be, of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

          d.  There  shall  not  be  in  effect  any  law,  rule  or  regulation
     prohibiting  or  restricting  the  transactions   contemplated  hereby,  or
     requiring any consent or approval which shall not have been obtained.

     9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligation to purchase the Debentures on the Closing Date and, subject to the other provisions of this Agreement, on the Additional Closing Date is conditioned upon:

          a. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company;

          b. Delivery by the Company to the Escrow Agent of the relevant Debentures in accordance with this Agreement;

          c. The accuracy in all material respects on the Closing Date or the Additional Closing Date, as the case may be, of the representations and warranties of the Company contained in this Agreement. each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

          d. On the Closing Date or Additional Closing Date, as the case may be, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder; and

          e. On the Closing Date or the Additional Closing Date, as the case may be, the Buyer shall have received an opinion of counsel for the Company, dated the Closing Date or the Additional Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto.

     10. GOVERNING LAW: MISCELLANEOUS.

     a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     b. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     c. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     d. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     e. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     f. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     g. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

               (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

               (ii) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

               (iii) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:      BYRON PREISS MULTIMEDIA COMPANY, INC.
              24 W. 25th St.
              New York, NY 10010
              ATTN: Byron Preiss
              Telecopier No.: (212) 627-2788
              Telephone No.: (212) 989-6252

              with a copy to:

              Kane Kessler, PC
              1350 Avenue of the Americas
              New York, NY 10019
              ATTN: Robert L. Lawrence, Esq.

              Telecopier No.: (212) 245-3009
              Telephone No.: (212) 541-6222

BUYER:        At the address set forth on the signature page of this Agreement.

ESCROW AGENT: Krieger & Prager, Esqs.
              319 Fifth Avenue
              New York, New York 10016
              Telecopier No.  (212) 213-2077
              Telephone No.: (212) 689-3322

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Debentures and the Purchase Price, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AGGREGATE INITIAL PURCHASE PRICE OF SUCH DEBENTURES: $ 1,300,000


                             SIGNATURES FOR ENTITIES

     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this 8th day of December, 1997.

                                            Bushinghall Limited
--------------------------------            ------------------------------------
Address                                     Printed Name of Subscriber

--------------------------------
                                            By: /s/ Brian Bell
                                                --------------------------------
Telecopier No. _________________                (Signature of Authorized Person)

                                            ------------------------------------
--------------------------------                   Printed Name and Title
Jurisdiction of Incorporation
or Organization

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.


BYRON PREISS MULTIMEDIA COMPANY, INC.

By: /s/ James Dellomo
    ----------------------------
Title: Chief Financial Officer
       -------------------------
Date:  December 8, 1997
       -------------------------